SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2003

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1500244
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33764

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	First Quarter 2003 Earnings Release dated May 7, 2003

ITEM 9.    REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The press release of American Land Lease, Inc., dated May 7, 2003, attached hereto as Exhibit 99.1 is furnished herewith pursuant to Items 9 and 12 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. American Land Lease will hold its first quarter 2003 earnings conference call on May 8, 2003 at 4:00 p.m. eastern time. You may participate in the conference call by dialing 800-374-5458.

If you are unable to join the live conference call, you may access the replay by dialing 800-642-1687 and request information from conference ID 9818106. The replay will be available for playback from 8:00 p.m. eastern time May 8, 2003 until midnight on May 15, 2003. Please note that the full text of the release and supplemental schedules are available through American Land Lease’s website at www.americanlandlease.com. The information contained on American Land Lease’s website is not incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC. (Registrant)

By	/S/ SHANNON E. SMITH
Shannon E. Smith Chief Financial Officer

Date: May 7, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	First Quarter 2003 Earnings Press Release of American Land Lease dated May 7, 2003.